                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            IDS Life Series Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

*    Filing fee paid with preliminary materials.
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


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     3) Per unit  price  or  other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11:*


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     4) Proposed maximum aggregate value of transaction:


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*    Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


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     4) Date Filed:


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
                                EQUITY PORTFOLIO
                        GOVERNMENT SECURITIES PORTFOLIO
                                INCOME PORTFOLIO
                               MANAGED PORTFOLIO
                             MONEY MARKET PORTFOLIO
                              PORTFOLIOS MAKING UP
                              IDS LIFE SERIES FUND
                                  IDS TOWER 10
                       MINNEAPOLIS, MINNESOTA 55440-0010

                   NOTICE OF REGULAR MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 9, 1994

                                                              September 17, 1994

Dear Contract Owner:

    As the owner (the "shareholder" to simplify the following discussion) of a life insurance policy invested in IDS Life Series Fund, Inc. (the "Fund"), you are invited to attend the regular shareholder meeting of the Fund. The meeting will be held at 4 p.m. on November 9, 1994, at the Investors Building, 733 Marquette Avenue, Minneapolis, Minnesota in the Centennial Room on the sixth floor. The purposes of the meeting include the election of Board members and changes to the Fund's investment policies. The agenda for the meeting is on the next page.
    Please take the time to read the proxy statement which discusses each agenda item. The Board of Directors has approved the proposals and recommends that you vote in favor of each item. If you were a shareholder on September 11, 1994, you may vote at the meeting or any adjournment of the meeting. We hope you can attend. For those of you who cannot attend, the enclosed card is for your vote. Please be sure to sign the card and return it to us as soon as possible in the enclosed postage-paid envelope. The latest annual report was previously mailed to you.

                                             COLLEEN CURRAN
                                             Secretary

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. PLEASE FILL IN AND SIGN THE ENCLOSED CARD. PROMPT RESPONSE WILL SAVE YOUR FUND THE COST OF ADDITIONAL MAILINGS.

                                     AGENDA

(1) To elect 5 Board members;

(2) To ratify or reject the selection of KPMG Peat Marwick LLP as the independent auditors;

(3) To approve or reject a change in the investment policies of each Portfolio to permit the Portfolio to invest all of its assets in another investment company with substantially the same investment objectives, policies and restrictions as the Portfolio;

(4) To approve or reject amendments to the Fund's Articles of Incorporation;

AGENDA ITEM (5) IS FOR SHAREHOLDERS OF EQUITY, GOVERNMENT SECURITIES, INCOME AND MANAGED ONLY

(5) To approve or reject changes to certain fundamental investment policies;

(6) To transact any other business that comes before the meeting.

                                PROXY STATEMENT

    As the owner (the "shareholder" to simplify the following discussion) of a life insurance policy invested in IDS Life Series Fund, Inc. (the "Fund"), you are invited to attend a regular shareholder meeting of the Fund. At the meeting, issues will be voted on as described below.
    On  September 11,  1994, each portfolio  had shares  outstanding as follows:
Equity -- 9,813,133;  Government Securities --  1,157,083; Income --  3,596,352;
Managed -- 13,166,186; Money Market -- 9,692,833 (individually a "Portfolio" and collectively the "Portfolios"). Although you will vote the shares, all of the outstanding shares are held by IDS Life Insurance Company ("IDS Life") and IDS Life Insurance Company of New York ("IDS Life of New York"), a wholly-owned subsidiary of IDS Life. On July 31, 1994, IDS Life held 8,783,041 shares of Equity; 1,104,332 shares of Government Securities; 3,279,005 shares of Income; 11,802,986 shares of Managed and 9,514,613 shares of Money Market for 71,937 persons with voting rights and IDS Life of New York held 609,836 shares of Equity; 51,369 shares of Government Securities; 288,187 shares of Income; 864,312 shares of Managed and 583,360 shares of Money Market for 7,680 persons with voting rights.
    IDS Life and IDS Life of New York are each responsible for mailing this proxy material to you. You will notify IDS Life or IDS Life of New York, as the case may be, as to how they want your shares voted. IDS Life and IDS Life of New York will vote the shares held in proportion to the instructions they receive. If proper instructions are not received, the shares will be voted in the same ratio as those shares for which proper instructions were received from other shareholders. It is estimated that this proxy statement will be mailed on September 17, 1994.
    To avoid the cost of further solicitation, it is important for you to vote promptly. If you think you might not attend, please complete the card. If your plans change and you can attend, simply see the Secretary at the meeting and tell her you will be voting your shares in person. Also, if you change your mind after you send in the card, you may change your vote or revoke it by writing us or by sending another card. Make sure you sign and date the card and return it to us.

                         (1) ELECTION OF BOARD MEMBERS

    The Board has set the number of persons who serve on the Board at 5. Each Board member will serve until the next regular meeting and until a successor is elected to take office.
    In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of shares attributed to you, including fractional shares, multiplied by the number of members to be elected.
    All of the nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information about each nominee is provided below. The persons named in the enclosed proxy intend to vote all proxies (except those on which authority to vote is withheld) for the nominees named in the following table. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "Exception" and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld. Each of the nominees is also a nominee for IDS Life Variable Annuity Fund A and IDS Life Variable Annuity Fund B. Each nominee was elected a member of the Board at the last meeting except for Richard W. Kling and Janis E. Miller. None of the nominees own, directly or indirectly, any shares in this Fund. Election requires a vote by a majority of the shares present or represented at the meeting.

RICHARD W. KLING*       Board member since 1994                           Age 53

Chairman of the Board since March 1994. President and director of IDS Life Insurance Company ("IDS Life"). Vice President, IDS Financial Corporation ("IDS").

EDWARD LANDES           Board member since 1988                           Age 75

Former Development Consultant.

JANIS E. MILLER*        Board member since 1994                           Age 42

Executive Vice President -- Variable Assets and director of IDS Life since March 1994. Vice President, IDS.

CARL N. PLATOU          Board member since 1988                           Age 69

President Emeritus and Chief Executive Officer, Fairview Hospital and Healthcare Services.

GORDON H. RITZ          Board member since 1988                           Age 67

President, Con Rad Broadcasting Corp (radio broadcasting); Director, Sunstar Foods and Mid-America Publishing.

*Interested person by reason of being an officer and employee of IDS Life or IDS.

    During the last fiscal year, the members of the Board received the following compensation, in total, for all three funds on whose Boards they serve.

                              NOMINEE COMPENSATION

                                             Aggregate
                                           Compensation    Total Cash
Nominee                                      from Fund    Compensation
- -----------------------------------------  -------------  -------------
Edward Landes                                $   4,000      $   8,000
Carl N. Platou                                   3,500          7,000
Gordon H. Ritz                                   4,000          8,000

    Besides Mr. Kling, who is chairman, the Fund's other officers are:
    Morris Goodwin, Jr., 42, Vice President and Treasurer since 1990. Vice President and Corporate Treasurer, IDS.
    Louis C. Fornetti, 44, Vice President since 1990. Senior Vice President and Chief Financial Officer and Director, IDS.
    Colleen Curran, 41, Secretary since 1990. Senior Counsel and Secretary, IDS. Robert O. Schneider, 63, Controller since 1981. Assistant Controller --
Corporate Reports and Equity Administration, IDS Life.
    Officers serve at the pleasure of the Board.
    The Board met 4 times during the last fiscal year. The Fund does not have standing audit, nominating or compensation committees. Because of the small size of the Board, it was determined not to establish such committees. During the last fiscal year, no nominee had an attendance record of less than 75%.
    Board members who are not salaried employees of IDS Life or one of its affiliates receive $4,000 per year plus expenses. All officers are salaried employees of IDS Life or IDS and receive no remuneration from the Fund.

                     (2) RATIFY OR REJECT THE SELECTION OF
                 KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS

    For the fiscal year ending April 30, 1995, KPMG Peat Marwick LLP has been selected to serve as the independent auditors for the Fund.

    The audit services provided by KPMG Peat Marwick LLP include the examination of the annual financial statements and assistance in connection with filings with the Securities and Exchange Commission (the "SEC"). A representative of KPMG Peat Marwick LLP is expected to be at the meeting and will have the opportunity to make a statement and answer questions.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to ratify the selection of the independent auditors. Ratification of the selection requires a vote by a majority of the shares present or represented at the meeting. If the selection of the independent auditors is not ratified, the Board will consider what further action must be taken.

               (3) APPROVE OR DISAPPROVE A NEW INVESTMENT POLICY
                     TO PERMIT EACH PORTFOLIO TO INVEST ALL
                  OF ITS ASSETS IN AN INVESTMENT COMPANY WITH
                 SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES,
                   POLICIES AND RESTRICTIONS AS THE PORTFOLIO

    At some future time the Board may determine that it is in the best interests of a Portfolio and its shareholders to create what is known as a master/feeder fund structure. Such a structure allows several investment companies and other investment groups, including pensions plans and trust accounts, to have their investment portfolios managed as a combined pool called the master fund. The purpose of the structure is to achieve operational efficiencies. The master/feeder structure will be implemented for a Portfolio only if the Board determines that it is in the best interest of the Portfolio and its shareholders and any issues relating to current interpretations of federal tax laws are resolved.
    Currently, each Portfolio's investment policies would prohibit the master/feeder structure. The Board recommends that shareholders adopt the following investment policy: "NOTWITHSTANDING ANY OF THE PORTFOLIO'S OTHER INVESTMENT POLICIES, THE PORTFOLIO MAY INVEST ITS ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS AS THE PORTFOLIO FOR THE PURPOSE OF HAVING THOSE ASSETS MANAGED AS PART OF A COMBINED POOL."
    Adoption of this policy will permit the Portfolio to invest its assets in a master fund, without any additional vote of shareholders. The Portfolio's operations and services will not be affected. Even though the assets are invested in securities of the master fund, you will continue to receive information about the underlying investments the same as you now receive in your annual and semi-annual reports.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you approve the new investment policy. Approval requires the affirmative vote of 67% or more of the shares represented at the meeting if more than 50% are represented or more than 50% of the shares entitled to vote, whichever is less. If the change is not approved, each Portfolio will continue to operate in the same fashion as it is now operating.

                 (4) APPROVE OR REJECT AMENDMENTS TO THE FUND'S
                           ARTICLES OF INCORPORATION

    ESTABLISHMENT OF SEPARATE PORTFOLIOS. In order to provide flexibility in organizing and creating investment opportunities, IDS Life has recommended that the Fund's Articles of Incorporation be amended to permit establishment of additional separate investment portfolios within the Fund. If this proposal is approved, the Board would be authorized to establish one or more additional separate series of stock evidencing an interest in separate and distinct portions of the Fund's assets. This would have no effect on the investment of existing shareholders.
    Shares of each portfolio of the Fund would represent an interest only in that portfolio's assets (and profits or losses) and, in the event of liquidation, each share of a portfolio would have the same rights to assets as every other share of that portfolio. Each share of a portfolio would have one vote. On some issues, such as the election of directors, all shares of the Fund would vote together as one series. On an issue affecting a particular portfolio, its shares would vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one portfolio. In voting on the Investment Management and Services Agreement, approval by the shareholders with investments allocated to one portfolio would make the Agreement effective as to that portfolio, whether or not it had been approved by the shareholders with investments allocated to the other portfolios.
    The proposed amendment to the Fund's Articles of Incorporation is shown below (additions underscored, deletions in brackets). None of these changes will have a material effect on the purpose or operation of the Fund's existing portfolios or on shareholder rights.

    ARTICLE III -- CAPITALIZATION
    Section 1. The amount of the total authorized Capital Stock of the Fund shall be $100,000,000, consisting of 10,000,000,000 shares of the par value of one tenth of one cent ($.001) per share. Any or all of said shares of
    Capital Stock may be issued in such classes or series with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issuance of such class or series of stock as may be adopted from time to time by the Fund's Board of Directors pursuant to the authority hereby vested in said Board. Each class or series of shares which the Board of Directors may establish, as provided herein, may, if the Board shall so determine by resolution, evidence an interest in a separate and distinct portion of the Fund's assets, which may take the form of a separate portfolio of investment securities and cash. Authority to establish such separate portfolios is hereby vested in the Board [as full or fractional shares. Each outstanding fractional share shall have the rights which are provided in these Articles of Incorporation, the By-Laws of the Fund, the resolutions of the Board of Directors and the laws of the State of Minnesota to which a full share of such stock is entitled, but in the proportion which such fractional share bears to a full share of such stock].

    LIMITATION ON LIABILITY OF DIRECTORS. Under Minnesota law, the Fund may amend its Articles of Incorporation to eliminate or limit monetary damages of a director. The Board of Directors considered the reasons underlying the legislation and determined that limitations are appropriate for the directors of the Fund. Accordingly, it has approved an amendment to Article IV of the Articles of Incorporation. If approved by shareholders, the amendment will add
Section 6 which reads as follows:

    "Section 6. To the full extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, no director of the Fund shall be liable to the Fund or to its shareholders for monetary damages for breach of fiduciary duty as a director but such limit on liability shall be permitted only to the extent allowable under the provisions of the Investment Company Act of 1940."

    The Minnesota legislation is designed to prevent directors who work diligently and honestly in performing their duties from being subject to an after-the-fact challenge to the way their duties were performed. It is important to have independent directors who are highly qualified serve on boards of directors. The changing nature of the investment markets and the insurance markets, however, has caused a substantial number of such persons to consider resigning or not accepting the responsibility of being a director. Insurance policies that previously covered actions taken by directors have ceased to be available, have limited the scope of the coverage or are available only at much higher premium rates. In response, state legislatures have sought to determine what it is fair to expect directors to do and have concluded that directors should not engage in self-dealing and should act in good faith but should not be subject to ruinous monetary liability unless their conduct was improper.

    Under Minnesota law, a director is required to discharge his or her duties in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who meets this standard is not liable. However, directors often have been named as defendants in lawsuits where a loss has occurred, alleging that the loss occurred, among other reasons, as a result of the directors' failure to act in accordance with the standard described above. These lawsuits usually have been brought by a shareholder suing derivatively in the name of the corporation. Under Minnesota law, the money damages payable by a director for an act or a failure to act can be eliminated or limited by the Articles of Incorporation. However, the limitation will not apply if the director failed to act in good faith; breached his or her duty of loyalty to the corporation or its shareholders; engaged in any intentional misconduct or knowingly violated a law; derived any improper personal benefit; violated Section 302A.559 of Minnesota law (pertaining to paying dividends or other distributions); or violated Section 80A.23 of Minnesota law (pertaining to the sale of securities).
    In addition, under federal law, because the Fund is a regulated investment company, the proposed limitation would not apply if an act or failure to act were the result of gross negligence or reckless disregard of the duties involved in the conduct of the director's office. Further, the amendment to the Articles of Incorporation will not limit monetary damages in the case of violations of other federal laws pertaining to the sale of securities and will not limit any legal action which does not seek monetary recovery.
    RECOMMENDATION AND VOTE REQUIRED. The Board of Directors recommends that you vote to approve the amendment. Approval requires the affirmative vote of a majority of the shares present or represented at the meeting. If the shareholders approve the amendment, it will become effective upon filing with the Secretary of State's office. This filing is expected to occur shortly after the shareholder meeting.

             (5) APPROVE OR REJECT CHANGES TO FUNDAMENTAL POLICIES

    Each Portfolio has a number of investment policies that can be changed only with approval of shareholders. These policies are referred to as "fundamental" policies. Policies that can be changed by the Board are called "non-fundamental". The Board recommends changing the fundamental policies described below. These policies were established a number of years ago. New investment strategies and new investment instruments continue to be created and developed. If the policies are changed to non-fundamental or revised, a Portfolio will have the flexibility to use those strategies and instruments promptly without incurring the cost of shareholder meetings. Some policies were established to conform to the requirements of federal law that existed at the time. These policies do not need to be fundamental under those laws and, if changed to non-fundamental, the Board could react to changes in the laws.

FOR EQUITY, GOVERNMENT SECURITIES, INCOME AND MANAGED
    A. PERMIT THE FUND TO BUY ON MARGIN OR SELL SHORT TO THE EXTENT PERMITTED BY THE BOARD. Currently, each Portfolio is prohibited from buying on margin or selling short. Buying on margin is borrowing money to buy securities and selling short is selling securities the Portfolio does not own. Both strategies are cash market transactions that create leverage but are appropriate if properly used. Leveraging occurs when the market value of an investment changes significantly more than the amount of cash invested. Currently, each Portfolio can implement similar strategies to buying on margin or selling short. Depending on market conditions, however, it may be preferable to use these strategies. Each Portfolio would use these strategies only to the extent consistent with its goal and in a conservative fashion. If the policies pertaining to use of margin and short-selling are non-fundamental, as market conditions change, the Board can consider requests of the portfolio manager to employ investment strategies using these techniques.
    B. PERMIT THE BOARD TO ESTABLISH POLICIES FOR INVESTING IN OTHER INVESTMENT COMPANIES. Each Portfolio is prohibited from investing in other investment companies, such as country-specific funds, except by purchases in the open market where the dealer's or sponsor's profit is the regular commission. This policy was adopted to conform to current law. Currently those funds also can be acquired in private placements. It may be appropriate to purchase private placements in the future if the law changes. If the policy is changed to non-fundamental, the Board could react to changes in the law.
    C. PERMIT THE BOARD TO ESTABLISH POLICIES WHEN THE PORTFOLIO COULD MAKE AN INVESTMENT FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGING THE COMPANY. Each Portfolio is prohibited from making investments to control or manage a company. While it is not the intent of any Portfolio to control or manage a company and it generally is precluded from doing so by various laws, from time to time one of its investments may experience financial difficulties. It may be in the interest of the Portfolio to make an additional investment while at the same time asserting some influence regarding management.
    D. REVISE THE FUNDAMENTAL POLICY ON MAKING LOANS. Currently, each Portfolio has a fundamental policy prohibiting it from making cash loans. It is proposed to revise the policy to state that "THE PORTFOLIO WILL NOT MAKE CASH LOANS, IF THE TOTAL COMMITMENT AMOUNT EXCEEDS 5% OF THE PORTFOLIO'S TOTAL ASSETS." In certain circumstances the Portfolio may make investments, such as purchasing short-term debt instruments from banks, that may be considered cash loans. The Portfolio will not make loans to affiliated companies or to any individual.

FOR EQUITY AND INCOME
    E. REVISE THE FUNDAMENTAL POLICY ON INVESTING IN REAL ESTATE. Currently, each Portfolio has a fundamental policy that states that the Portfolio will not invest more than 10% of its assets, taken at cost, in real properties, or not do so as a principal activity. The real estate policy will be revised as follows:
THE PORTFOLIO WILL NOT BUY OR SELL REAL ESTATE, UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THIS SHALL NOT PREVENT THE PORTFOLIO FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR SECURITIES OF COMPANIES ENGAGED IN THE REAL ESTATE BUSINESS. Each Portfolio does not expect to hold real estate directly. However, it may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including real estate investment trusts (REITs).
    F. REVISE THE FUNDAMENTAL POLICY ON INVESTING IN COMMODITIES. Currently, each Portfolio has a fundamental policy that states that the Portfolio will not engage in the purchase and sale of commodities or commodity contracts, except that Income Portfolio may enter into interest rate futures contracts. The commodities policy will be changed to read as follows: THE PORTFOLIO WILL NOT BUY OR SELL PHYSICAL COMMODITIES UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THIS SHALL NOT PREVENT THE PORTFOLIO FROM BUYING OR SELLING OPTIONS AND FUTURES CONTRACTS OR FROM INVESTING IN
SECURITIES OR OTHER INSTRUMENTS BACKED BY, OR WHOSE VALUE IS DERIVED FROM, PHYSICAL COMMODITIES. The proposed limitation would clarify that each Portfolio may invest without limit in securities or other instruments backed by, or whose value is derived from, physical commodities.
    G. PERMIT THE BOARD TO ESTABLISH POLICIES FOR INVESTING IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS. Currently, the law limits investments by each Portfolio in oil, gas or other mineral exploration or development programs. Should the law change, the Board could establish appropriate guidelines.
    H. PERMIT THE BOARD TO ESTABLISH POLICIES WITH RESPECT TO INVESTMENTS IN ILLIQUID SECURITIES. Each Portfolio may not invest more than 10% of its net assets in securities and derivative instruments that cannot be sold in the ordinary course of business. Changing this policy to non-fundamental would permit the Board to change the limit as appropriate.

FOR GOVERNMENT SECURITIES AND MANAGED
    I. PERMIT A PORTFOLIO TO PLEDGE ASSETS AS COLLATERAL TO THE EXTENT PERMITTED BY THE BOARD. Each Portfolio is prohibited from pledging more than 15% of its total assets as collateral for loans or other purposes. If the policy is changed to non-fundamental, when appropriate, the Board would be able to raise or lower the maximum percentage in order to implement some of the strategies described above and to meet other possible needs.

FOR MANAGED
    J. PERMIT THE BOARD TO CHANGE THE LIMIT ON INVESTMENTS IN ISSUERS WITH LESS THAN THREE YEARS OF OPERATING HISTORY. Each Portfolio may not invest more than 5% of its total assets in companies that have less than three years of operating history. This percentage currently is set by a law which may change in the future. If the policy is made non-fundamental and the law changes, the Board could take such action as appropriate.
    K/L. REVISE THE FUNDAMENTAL POLICY ON INVESTING IN REAL ESTATE AND COMMODITIES. Currently, the Portfolio has a fundamental policy that states that the Portfolio will not buy or sell real estate, real estate mortgage loans, commodities or commodity contracts, except the Portfolio may enter into futures contracts. It is proposed to separate the policy into two parts.
    K. REAL ESTATE. The real estate policy will be revised as follows: THE PORTFOLIO WILL NOT BUY OR SELL REAL ESTATE, UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THIS SHALL NOT PREVENT THE PORTFOLIO FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR SECURITIES OF COMPANIES ENGAGED IN THE REAL ESTATE BUSINESS. The Portfolio does not expect to hold real estate directly. However, it may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including real estate investment trusts (REITs).
    L.  COMMODITIES.  The commodities policy will be changed to read as follows:
THE PORTFOLIO WILL NOT BUY OR SELL PHYSICAL COMMODITIES UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THIS SHALL NOT PREVENT THE PORTFOLIO FROM BUYING OR SELLING OPTIONS AND FUTURES CONTRACTS OR FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY, OR WHOSE VALUE IS DERIVED FROM, PHYSICAL COMMODITIES. The proposed limitation would clarify that the Portfolio may invest without limit in securities or other instruments backed by, or whose value is derived from, physical commodities.

FOR GOVERNMENT SECURITIES
    M/N. REVISE THE FUNDAMENTAL POLICY ON INVESTING IN REAL ESTATE AND COMMODITIES. Currently, the Portfolio has a fundamental policy that states that the Portfolio will not buy or sell real estate, commodities, or commodity contracts, except the Portfolio may enter into interest rate futures contracts and make deposits or have similar arrangements.
    M. REAL ESTATE. The real estate policy will be revised as follows: THE PORTFOLIO WILL NOT BUY OR SELL REAL ESTATE, UNLESS ACQUIRED AS A RESULT OF OWNERSHIP

OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THIS SHALL NOT PREVENT THE PORTFOLIO FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR SECURITIES OF COMPANIES ENGAGED IN THE REAL ESTATE BUSINESS. The Portfolio does not expect to hold real estate directly. However, it may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including real estate investment trusts (REITs).
    N.  COMMODITIES.  The commodities policy will be changed to read as follows:
THE PORTFOLIO WILL NOT BUY OR SELL PHYSICAL COMMODITIES UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THIS SHALL NOT PREVENT THE PORTFOLIO FROM BUYING OR SELLING OPTIONS AND FUTURES CONTRACTS OR FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY, OR WHOSE VALUE IS DERIVED FROM, PHYSICAL COMMODITIES. The proposed limitation would clarify that the Portfolio may invest without limit in securities or other instruments backed by, or whose value is derived from, physical commodities.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you approve the proposed changes in each Portfolio's fundamental policies. Approval requires the affirmative vote of 67% or more of the shares represented at the meeting if more than 50% are represented or more than 50% of the shares entitled to vote, whichever is less. If the changes are not approved, each Portfolio will continue to operate in accordance with its current investment policies.

                CERTAIN INFORMATION CONCERNING IDS LIFE AND IDS

    PRESIDENT AND BOARD OF DIRECTORS OF IDS LIFE. Richard W. Kling is President and James A. Mitchell is Chief Executive Officer of IDS Life. Listed below are the names and principal occupations of the directors of IDS Life as of July 31, 1994. The address of each director is IDS Tower 10, Minneapolis, Minnesota 55440-0010.

Name                   Principal Occupation
- ---------------------  ------------------------------------------------
Louis C. Fornetti      Sr. Vice President and Chief Financial Officer,
                         IDS

David R. Hubers        President and Chief Executive Officer, IDS

Richard W. Kling       President

Paul F. Kolkman        Executive Vice President

Peter A. Lefferts      Executive Vice President

Janis E. Miller        Executive Vice President

James A. Mitchell      Chairman of the Board and Chief Executive
                         Officer

Barry J. Murphy        Executive Vice President

Stuart A. Sedlacek     Executive Vice President

Melinda S. Urion       Vice President and Corporate Controller, IDS

    IDS Life and IDS Life of New York are the record holders of all outstanding shares of the Fund. These shares were purchased and are currently held by IDS Life and IDS Life of New York pursuant to instructions from shareholders with life insurance policies issued by IDS Life and IDS Life of New York.
    OWNERSHIP AND HEADQUARTERS OF IDS LIFE. The mailing address of IDS Life is IDS Tower 10, Minneapolis, Minnesota 55440-0010. IDS Life is a wholly-owned subsidiary of IDS, IDS Tower 10, Minneapolis, Minnesota 55440-0010.

    PRESIDENT AND BOARD OF DIRECTORS OF IDS. David R. Hubers is President and Chief Executive Officer of IDS. Listed below are the names and principal occupations of the directors of IDS as of July 31, 1994. Except as otherwise noted below, the address of each director is IDS Tower, Minneapolis, MN 55440-0010.

Name and Address                              Principal Occupation
- --------------------------------------------  -----------------------------------
Peter J. Anderson                             Sr. Vice President
Karl J. Breyer                                Sr. Vice President and General
                                                Counsel
James E. Choat                                Sr. Vice President
William H. Dudley                             Executive Vice President
Roger S. Edgar                                Sr. Vice President
Gordon L. Eid                                 Sr. Vice President and Deputy
                                                General Counsel
Louis C. Fornetti                             Sr. Vice President and Chief
                                                Financial Officer
Harvey Golub                                  Chairman and Chief Executive
    American Express                            Officer, American Express
    New York, New York
David R. Hubers                               President and Chief Executive
                                                Officer
Marietta L. Johns                             Sr. Vice President
Susan D. Kinder                               Sr. Vice President
Richard W. Kling                              Sr. Vice President
Steven C. Kumagai                             Sr. Vice President
Peter A. Lefferts                             Sr. Vice President
Douglas A. Lennick                            Executive Vice President
Jonathan S. Linen                             Vice Chairman, American Express
    American Express
    New York, New York
James A. Mitchell                             Executive Vice President
Barry J. Murphy                               Sr. Vice President
Erven A. Samsel                               Sr. Vice President
R. Reed Saunders                              Sr. Vice President
Jeffrey E. Stiefler                           President, American Express
    American Express
    New York, New York

Name and Address                              Principal Occupation
- --------------------------------------------  -----------------------------------
Fenton R. Talbot                              Sr. Vice President, American
    American Express                            Express
    New York, New York
John R. Thomas                                Sr. Vice President
Norman Weaver, Jr.                            Sr. Vice President
William N. Westhoff                           Sr. Vice President
Michael R. Woodward                           Sr. Vice President

    IDS is a wholly owned subsidiary of American Express Company ("American Express"). American Express is a financial services company located at American Express Tower, World Financial Center, New York, New York.

                                 MISCELLANEOUS

    MANAGEMENT AGREEMENT. The Investment Management and Services Agreement ("Management Agreement") and the Investment Advisory Agreement ("Advisory Agreement") were approved by shareholders at the first regular meeting of the Fund on January 30, 1987. Under the Management Agreement, IDS Life furnishes the Fund investment advice, research and administrative services, such as clerical, bookkeeping and accounting services. IDS Life has an Advisory Agreement with IDS. Subject to the direction and control of the Fund's Board, IDS Life determines which securities shall be purchased, held or sold for the Fund's portfolio. The Fund pays IDS Life for its services monthly. The Management Agreement provides for IDS Life to be paid a fee based on the net assets of the Portfolios. The annual asset charge is based on the aggregate average daily net assets of each of the Portfolios at the following rates: 0.70% for Equity; 0.70% for Government Securities; 0.70% for Income; 0.70% for Managed and 0.50% for Money Market. Under the Advisory Agreement IDS Life pays IDS for investment advice at a rate of 0.25% of the Fund's average net assets.
    The Management Agreement also provides that in addition to paying its own management fee, brokerage costs and certain taxes, the Fund will pay IDS Life an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with the Fund's operations. IDS Life has agreed to a voluntary limit of 0.1% of the average daily net assets of the Fund for nonadvisory expenses. IDS Life reserves the right to discontinue limiting the nonadvisory expenses at 0.1% but has no present intention doing so. Such payments exceed 0.25% of the Fund's average daily net assets. The expenses of IDS Life which the Fund has agreed to reimburse include: custodian fees and expenses, audit expenses, cost of items sent to shareholders, postage, fees and expenses paid to directors who are not officers or employees of IDS Life or IDS or its affiliates, fees and expenses of attorneys, costs of fidelity and surety bonds, SEC registration fees, expenses of preparing prospectuses and of printing and distributing prospectuses to existing shareholders, and losses due to theft or other wrongdoing, or due to liabilities not covered by bond or agreement. All other expenses are borne by IDS Life.
    For the last fiscal year, the amount of the fee charged to the Fund by IDS Life under the Management Agreement was $850,524 for Equity, $75,428 for Government Securities, $199,578 for Income, $920,594 for Managed and $41,168 for Money Market. In turn, pursuant to the Advisory Agreement, IDS Life paid $751,255 for investment advisory services relative to the Fund performed by IDS.
    The Management Agreement, by its terms, requires the directors to approve its continuation annually. Also, as required by its terms and applicable law, the agreement may be terminated without penalty by either the Board or IDS Life or by a vote of a majority of the outstanding shares of the Fund will terminate automatically if assigned.
    INVESTMENT DECISIONS, PORTFOLIO TRANSACTIONS AND BROKERAGE. Under the Management Agreement, IDS Life has responsibility for making the Fund's investment decisions, for effecting the execution of trades for the Fund's portfolio and for negotiating any brokerage commissions. IDS Life intends to direct IDS to execute trades and negotiate commissions on its behalf. These services are covered by the Advisory Agreement between IDS and IDS Life. When IDS acts on IDS Life's behalf for the Fund, it follows the rules described here for IDS Life.
    The Management Agreement generally requires IDS Life to use its best efforts to obtain the best available price and the most favorable execution. However, brokerage firms may give some extra services, including economic or investment research and analysis. Sometimes it may be desirable to compensate a certain broker for research or brokerage services by paying a commission which might not otherwise be charged or a commission in excess of that another broker might charge. The Board has adopted a policy authorizing IDS Life to do so, to the extent authorized by law, if IDS Life determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by the particular broker.
    In purchases and sales of securities involving transactions not listed on an exchange or in listed securities which are traded off of an exchange, the Fund will deal with a market maker as principal, or a broker as agent, depending upon the method believed to produce the best available price and most favorable execution as described above. In cases where the Fund deals with a broker who acts as principal, commissions generally are not stated separately but are included in the price of the securities.
    IDS and IDS Life give investment advice to a number of investment companies and mutual funds. Where more than one of these companies or funds is interested in the same securities at the same time, IDS and IDS Life can carry out the sale or purchase in a way that all agree in advance is fair. Sharing in a large transaction may affect the price or volume of shares acquired, but by these transactions, the Fund hopes to gain an advantage in execution.
    During the last fiscal year, the Fund paid brokerage commissions aggregating $405,141. Substantially all firms through whom transactions were executed provide research services. There were no transactions directed to brokers by the Fund because of research services received for the fiscal year ended April 30, 1994.
    Certain   brokerage   transactions  were   executed   through  broker-dealer
affiliates of IDS for the year ended April 30, 1994, as shown in the table below:

                                                                                Percent of
                                                                              Total Value of
                                                                Percent        Trades Where
                               Nature of       Amount of        of All          Commissions
Broker                       Affiliation*     Commissions     Commissions        Were Paid
- -------------------------  -----------------  ------------  ---------------  -----------------
Lehman Brothers, Inc.                  1       $    4,851          1.19%                --%
American Enterprise
  Investment
  Services Inc.                         2          19,878           4.91              .01


 * Nature of affiliation
(1) Under common control with IDS as a subsidiary of American Express. As of July 1993, Shearson Lehman Brothers Inc. became Lehman Brothers Inc.
(2) Wholly owned subsidiary of IDS.

    These transactions were executed at rates determined to be reasonable and fair as compared to the rates another broker would charge, pursuant to procedures adopted by the Board.
    OTHER BUSINESS. At this time the Board does not know of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.
    SIMULTANEOUS MEETINGS. The regular meeting of shareholders of the Fund is called to be held at the same time as the regular meetings of shareholders of IDS Life Variable Annuity Fund A and IDS Life Variable Annuity Fund B. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Fund's meeting objects to the holding of a simultaneous meeting, the shareholder may move for an adjournment of the Fund's meeting to a time immediately after the simultaneous meetings so that a meeting of the Fund may be held separately. Should such a motion be made, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.
    SOLICITATION OF PROXIES. The Board is asking for your vote and for you to return the proxy card by mail as promptly as possible. The Fund will pay the expenses for the proxy material and the postage. Supplementary solicitations may be made by mail, telephone, telegraph or personal contact by financial planners. The expenses of supplementary solicitation will be paid by the Fund.
    SHAREHOLDER PROPOSALS. The Fund does not hold regular meetings of shareholders on an annual basis. Therefore, no anticipated date of the next regular meeting can be provided. If a shareholder has a proposal which she or he feels should be presented to all shareholders, the shareholder should send the proposal to the President of the Fund. The proposal will be considered at a meeting of the Board as soon as practicable. Should it be a matter which would have to be submitted to shareholders, it will be presented at the next special or regular meeting of shareholders. In addition, should it be a matter which the Board deems of such significance as to require a special meeting, such a meeting will be called.
    ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of the proposals. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote which have voted in favor of the proposals. They will vote against any adjournment those proxies which have voted against any of the proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Fund.

By Order of the Board                       COLLEEN CURRAN
September 17, 1994                          Secretary

IMPORTANT! IF YOU DO NOT INTEND TO BE AT THE MEETING IN PERSON, PLEASE FILL IN AND SIGN THE ENCLOSED PROXY AND MAIL IT AT ONCE. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           IDS LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993

                                                            December 31,
                                                                1993
                                                            -------------
                                                             (Thousands)
                                 ASSETS
Investments:
  Fixed maturities (Fair value: $20,425,979)..............   $19,392,424
  Mortgage loans on real estate (Fair value:
    $2,125,686)...........................................     2,055,450
Policy loans..............................................       350,501
Other investments.........................................        56,307
                                                            -------------
Total investments.........................................    21,854,682
                                                            -------------
Cash and cash equivalents.................................       146,281
Receivables:
  Reinsurance.............................................        55,298
  Amounts due from brokers................................         5,719
  Other accounts receivable...............................        21,459
  Premiums due............................................         1,329
                                                            -------------
Total receivables.........................................        83,805
                                                            -------------
Accrued investment income.................................       307,177
Deferred policy acquisition costs.........................     1,652,384
Other assets..............................................        21,730
Assets held in segregated asset accounts, primarily common
  stocks at market........................................     8,991,694
                                                            -------------
        Total assets......................................   $33,057,753
                                                            -------------
                                                            -------------
                  LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Future policy benefits:
  Fixed annuities.........................................  $ 18,492,135
  Universal life-type insurance...........................     2,753,455
  Traditional life-type insurance.........................       210,205
  Disability income, health and long-term care
    insurance.............................................       185,272
Policy claims and other policyholders' funds..............        44,516
Deferred federal income taxes.............................        43,620
Amounts due to brokers....................................       351,486
Other liabilities.........................................       292,024
Liabilities related to segregated asset accounts..........     8,991,694
                                                            -------------
        Total liabilities.................................    31,364,407
                                                            -------------
Stockholder's equity:
Capital stock, $30 par value per share; 100,000 shares
  authorized, issued and outstanding......................         3,000
Additional paid-in capital................................       222,000
Net unrealized appreciation on equity securities..........           114
Retained earnings.........................................     1,468,232
                                                            -------------
        Total stockholder's equity........................     1,693,346
                                                            -------------
Total liabilities and stockholder's equity................  $ 33,057,753
                                                            -------------
                                                            -------------
  Commitments and contingencies (Note 6)

             See accompanying notes to consolidated balance sheet.

                           IDS LIFE INSURANCE COMPANY
                      NOTES TO CONSOLIDATED BALANCE SHEET
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    NATURE OF BUSINESS. IDS Life Insurance Company (the Company) is engaged in the insurance and annuity business. The Company sells various forms of fixed and variable individual life insurance, group life insurance, individual and group disability income insurance, long-term care insurance, and single and installment premium fixed and variable annuities.

    BASIS OF PRESENTATION. The Company is a wholly owned subsidiary of IDS Financial Corporation (IDS), which is a wholly owned subsidiary of American Express Company. The accompanying consolidated balance sheet includes the accounts of the Company and its wholly owned subsidiaries, IDS Life Insurance Company of New York and American Enterprise Life Insurance Company. All material intercompany accounts and transactions have been eliminated in consolidation.

    The accompanying consolidated balance sheet has been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. Also, the consolidated balance sheet is presented on a historical cost basis without adjustment of the net assets attributable to the 1984 acquisition of IDS by American Express Company.

    INVESTMENTS. Investments in fixed maturities are carried at cost, adjusted where appropriate for amortization of premiums and accretion of discounts. Mortgage loans on real estate are carried principally at the unpaid principal balances of the related loans. Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies. Other investments include interest rate caps, real estate and equity securities. When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the estimated realizable value by a charge to income. Equity securities are carried at market value and the related net unrealized appreciation or depreciation is reported as a credit or charge to stockholder's equity.

    The Company has the ability and the intent to recover the costs of these investments by holding them for the forseeable future. The ability to hold investments to scheduled maturity dates is dependent on, among other things, annuity contract owners maintaining their annuity contracts in force.

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
    The Company will implement, effective January 1, 1994, Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Under the new rules, debt securities that the Company has both the positive intent and ability to hold to maturity will be carried at amortized cost. Debt securities that the Company does not have the positive intent and ability to hold to maturity and all marketable equity securities will be classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale will be carried as a separate component of stockholder's equity. The effect of the new rules will be to increase stockholder's equity by approximately $181 million, net of taxes, as of January 1, 1994, but the new rules will have no material impact on the Company's results of operations.

    Interest rate cap contracts are purchased to reduce the Company's exposure to rising interest rates which would increase the cost of future policy benefits for interest sensitive products. Costs are amortized over the lives of the agreements and benefits are recognized when realized.

    Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

    DEFERRED POLICY ACQUISITION COSTS. The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for single premium deferred annuities and installment annuities are amortized based upon surrender charge revenue and a portion of the excess of investment income earned from investment of the contract considerations over the interest credited to contract owners. The costs for universal life-type insurance are amortized over the lives of the policies as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income, health and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

    LIABILITIES FOR FUTURE POLICY BENEFITS. Liabilities for universal life-type insurance, single premium deferred annuities and installment annuities are accumulation values.

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
    Liabilities for fixed annuities in a benefit status are based on the Progressive Annuity Table with interest at 5%, the 1971 Individual Annuity Table with interest at 7% or 8.25%, or the 1983a Table with various interest rates ranging from 5.5% to 9.5%, depending on year of issue.

    Liabilities for future benefits on traditional life insurance have been computed principally by the net level premium method, based on anticipated rates of mortality (approximating the 1965-1970 Select and Ultimate Basic Table for policies issued after 1980 and the 1955-1960 Select and Ultimate Basic Table for policies issued prior to 1981), policy persistency derived from Company experience data (first year rates ranging from approximately 70% to 90% and increasing rates thereafter), and estimated future investment yields of 4% for policies issued before 1974 and 5.25% for policies issued from 1974 to 1980. Cash value plans issued in 1980 and later assume future investment rates that grade from 9.5% to 5% over 20 years. Term insurance issued from 1981 to 1984 assumes an 8% level investment rate and term insurance issued after 1984 assumes investment rates that grade from 10% to 6% over 20 years.

    Liabilities for future disability income policy benefits have been computed principally by the net level premium method, based on the 1964 Commissioners Disability Table with the 1958 Commissioners Standard Ordinary Mortality Table at 3% interest for 1980 and prior, 8% interest for persons disabled from 1981 to 1991 and 6% interest for persons disabled after 1991.

    Liabilities for future benefits on long-term care insurance have been computed principally by the net level premium method, using morbidity rates based on the 1985 National Nursing Home Survey and mortality rates based on the 1983a Table. The interest rate basis is 9.5% grading to 7% over ten years for policies issued from 1989 to 1992, 7.75% grading to 7% over four years for policies issued after 1992, 8% for claims incurred in 1989 to 1991 and 6% for claims incurred after 1991.

    At December 31, 1993, the carrying amount and fair value of fixed annuities future policy benefits, after excluding life insurance-related contracts carried at $913,127, were $17,579,008 and $16,881,747, respectively. The fair value is net of policy loans of $59,132. The fair value of these benefits is based on the status of the annuities at December 31, 1993. The fair value of deferred annuities is estimated as the carrying amount less any surrender

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at the rate appropriate for contracts issued in 1993.

    REINSURANCE. The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Graded premium whole life policies and long term care are primarily reinsured on a coinsurance basis.

    In  1993  the Company  adopted Statement  of Financial  Accounting Standards
(SFAS) No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts." Under SFAS No. 113, amounts paid or deemed to have been paid for reinsurance contracts are recorded as reinsurance receivables. Prior to 1993, these amounts were recorded as a reduction of the liability for future insurance policy benefits. The cost of reinsurance is accounted for over the period covered by the reinsurance contract.

    FEDERAL INCOME TAXES. The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between IDS and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of IDS and its subsidiaries that IDS will reimburse a subsidiary for any tax benefit.

    Included in other liabilities at December 31, 1993 is $14,709 payable to IDS for federal income taxes.

    SEGREGATED ASSET ACCOUNT BUSINESS. The segregated asset account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management and mortality and expense assurance fees from the variable annuity and variable life insurance mutual funds and segregated asset accounts. The Company also deducts a monthly cost of

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED insurance charge and receives a minimum death benefit guarantee fee and issue and administrative fee from the variable life insurance segregated asset accounts.

    The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the segregated asset accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the segregated asset accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company guarantees, for the variable life insurance policyholders, the cost of the contractual insurance rate and that the death benefit will never be less than the death benefit at the date of issuance.

    At December 31, 1993 the fair value of liabilities related to segregated asset accounts was $8,305,209. The fair value of these liabilities is estimated as the carrying amount less variable insurance contracts carried at $346,276 and surrender charges, if applicable.

2.  INVESTMENTS
    Market values of investments in fixed maturities represent quoted market prices and estimated fair values when quoted prices are not available. Estimated fair values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

    The change in net unrealized appreciation (depreciation) of investments for the year ended December 31, 1993 is summarized as follows:

Fixed maturities.....................  $ 323,060
Equity securities....................       (156)

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

2.  INVESTMENTS -- CONTINUED
    Fair values of and gross unrealized gains and losses on investments in fixed maturities carried at amortized cost at December 31, 1993 are as follows:

                                                   Gross         Gross
                                   Amortized     Unrealized   Unrealized       Fair
                                     Cost          Gains        Losses         Value
                                 -------------  ------------  -----------  -------------
U.S. Government agency
 obligations                     $      63,532  $      3,546   $   1,377   $      65,701
State and municipal obligations         11,072         2,380          --          13,452
Corporate bonds and obligations      9,362,074       768,747      45,706      10,085,115
Mortgage-backed securities           9,978,523       341,067      57,879      10,261,711
                                 -------------  ------------  -----------  -------------
                                    19,415,201     1,115,740     104,962      20,425,979
Less allowance for losses               22,777            --      22,777              --
                                 -------------  ------------  -----------  -------------
                                 $  19,392,424  $  1,115,740   $  82,185   $  20,425,979
                                 -------------  ------------  -----------  -------------
                                 -------------  ------------  -----------  -------------

    The amortized cost and fair value of investments in fixed maturities at December 31, 1993 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized        Fair
                                                        Cost           Value
                                                    -------------  -------------
Due in one year or less                             $      89,160  $      90,928
Due from one to five years                              1,430,756      1,532,298
Due from five to ten years                              5,488,955      5,924,580
Due in more than ten years                              2,427,807      2,616,462
Mortgage-backed securities                              9,978,523     10,261,711
                                                    -------------  -------------
                                                    $  19,415,201  $  20,425,979
                                                    -------------  -------------
                                                    -------------  -------------

    At December 31, 1993, the amount of net unrealized appreciation on equity securities included $160 of gross unrealized appreciation, $nil of gross unrealized depreciation and deferred tax credits of $46. The fair value of equity securities was $1,900 at December 31, 1993.

    Included in other investments at December 31, 1993 are interest rate caps at amortized cost of $26,923 with a fair value of $14,201. These interest rate caps carry a notional amount of $4,400,000 and expire on various dates from 1994 to 1998.

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

2.  INVESTMENTS -- CONTINUED
    At December 31, 1993, bonds carried at $4,184 were on deposit with various states as required by law.

    At December 31, 1993, investments in fixed maturities comprised 89% of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $2.1 billion which is rated by IDS internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities by rating on December 31, 1993 is as follows:

Rating
- -------------------------------------------
Aaa/AAA                                      $   9,959,884
Aa/AA                                              258,659
Aa/A                                               160,638
A/A                                              2,021,177
A/BBB                                              654,949
Baa/BBB                                          3,936,366
Baa/BB                                             717,606
Below investment grade                           1,705,922
                                             -------------
                                             $  19,415,201
                                             -------------
                                             -------------

    At December 31, 1993, 99% of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than 1% of the Company's total investments in fixed maturities.

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

2.  INVESTMENTS -- CONTINUED
    At December 31, 1993, approximately 9.4% of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate at December 31, 1993 are as follows:

                                             On Balance    Commitments
Region                                         Sheet       to Purchase
- ------------------------------------------  ------------  -------------
East North Central                          $    552,150   $    20,933
West North Central                               361,704        16,746
South Atlantic                                   452,679        52,440
Middle Atlantic                                  260,239        41,090
New England                                      155,214        17,620
Pacific                                          120,378        15,492
West South Central                                43,948           525
East South Central                                73,748            --
Mountain                                          70,410        14,594
                                            ------------  -------------
                                               2,090,470       179,440
Less allowance for losses                         35,020            --
                                            ------------  -------------
                                            $  2,055,450  $    179,440
                                            ------------  -------------
                                            ------------  -------------

                                             On Balance    Commitments
Property Type                                  Sheet       to Purchase
- ------------------------------------------  ------------  -------------
Apartments                                  $    744,788   $    79,153
Department/retail stores                         624,651        65,402
Office buildings                                 234,042        15,583
Industrial buildings                             217,648         9,279
Nursing/retirement homes                          83,768           917
Hotels/motels                                     33,138            --
Medical buildings                                 30,429         5,954
Residential                                           78            --
Other                                            121,928         3,152
                                            ------------  -------------
                                               2,090,470       179,440
Less allowance for losses                         35,020            --
                                            ------------  -------------
                                            $  2,055,450  $    179,440
                                            ------------  -------------
                                            ------------  -------------

    Mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

2.  INVESTMENTS -- CONTINUED
gives the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

3.  INCOME TAXES
    The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

    A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 1993, the Company had a policyholders' surplus account balance of $19,032. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $6,661 have not been established because no distributions of such amounts are contemplated.

    Significant components of the Company's deferred tax assets and liabilities as of December 31, 1993 are as follows:

Deferred tax assets
- --------------------------------------------------------
Policy reserves                                           $  453,436
Life insurance guarantee fund assessment reserve              35,000
                                                          ----------
Total deferred tax assets                                    488,436
                                                          ----------


Deferred tax liabilities
- --------------------------------------------------------
Deferred policy acquisition costs                            509,868
Investments                                                   10,105
Other                                                         12,083
                                                          ----------
Total deferred tax liabilities                               532,056
                                                          ----------
Net deferred tax liabilities                              $   43,620
                                                          ----------
                                                          ----------

4.  STOCKHOLDER'S EQUITY
    Retained earnings available for distribution as dividends to parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

4.  STOCKHOLDER'S EQUITY -- CONTINUED
unassigned surplus aggregated $922,246 as of December 31, 1993 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1994 in excess of approximately $259,063 would require approval of the Department of Commerce of the State of Minnesota.

    Statutory stockholder's equity as of December 31, 1993 was $1,157,022.

5.  RELATED PARTY TRANSACTIONS
    The Company has loaned funds or agreed to loan funds to IDS under two separate loan agreements. The balance of the first loan was $75,000 at December 31, 1993. This loan can be increased to a maximum of $100,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. It is collateralized by equities valued at $96,790 at December 31, 1993. The second loan was used to fund the construction of the IDS Operations Center. This loan had an outstanding balance of $84,588 at December 31, 1993. The loan is secured by a first lien on the IDS Operations Center property and has an interest rate of 9.89%. The Company also has a loan to an affiliate which was used to fund construction of the IDS Learning Center. At December 31, 1993, the balance outstanding was $22,573. The loan is secured by a first lien on the IDS Learning Center property and has an interest rate of 9.82%.

    The Company purchased a five year secured note from an affiliated company which had an outstanding balance of $27,222 at December 31, 1993. The note bears a market interest rate, revised semi-annually, which at December 31, 1993 was 8.42%.

    The Company has a reinsurance agreement whereby it assumed 100% of a block of single premium life insurance business from an affiliated company. The accompanying consolidated balance sheet at December 31, 1993 included $759,714 of future policy benefits related to this agreement.

    The Company has a reinsurance agreement to cede 50% of its long-term care insurance business to an affiliated company. The accompanying consolidated balance sheet at December 31, 1993 includes $44,086 of reinsurance receivables related to this agreement.

    The Company participates in the retirement plan of IDS which covers all permanent employees age 21 and over who have met certain employment requirements. The benefits are based on the number of years the employee participates in the plan, their final average monthly salary, the level of social

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

5.  RELATED PARTY TRANSACTIONS -- CONTINUED
security benefits the employee is eligible for and the level of vesting the employee has earned in the plan. IDS' policy is to fund retirement plan costs accrued subject to ERISA and federal income tax considerations.

    The Company also participates in defined contribution pension plans of IDS which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions.

    The Company participates in defined benefit health care plans of IDS that provide health care and life insurance benefits to retired employees and retired financial planners. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of IDS. IDS expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

6.  COMMITMENTS AND CONTINGENCIES
    At December 31, 1993, traditional life insurance and universal life-type insurance in force aggregated $46,125,515 of which $3,038,426 was reinsured. The Company also reinsures a portion of the risks assumed under disability income policies.

    Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

    The Company is a defendant in various lawsuits, none of which, in the opinion of the Company counsel, will result in a material liability.

    The Company received the revenue agent's report for the tax years 1984 through 1986 in February 1992, and has settled on all agreed audit issues. The Company will protest the remaining open issues and, while the outcome of the appeal is not known at this time, management does not believe there will be any material impact as a result of this audit.

7.  LINES OF CREDIT
    The Company has available lines of credit with two banks aggregating $75,000 at 45 to 80 basis points over the banks' cost of funds or equal to the prime rate, depending on which line of credit agreement is used. Borrowings outstanding under these agreements totalled $1,519 at December 31, 1993.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
IDS Life Insurance Company

    We have audited the accompanying consolidated balance sheet of IDS Life Insurance Company (a wholly owned subsidiary of IDS Financial Corporation) as of December 31, 1993. This consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated balance sheet based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1993, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Minneapolis, Minnesota
February 3, 1994

                           IDS FINANCIAL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993
                                 ($ THOUSANDS)

                                     ASSETS

Investments:
  Investment securities at amortized cost -- fair value
    $23,253,854...........................................   $22,156,263
  Other securities generally at cost -- fair value
    $214,108..............................................       191,718
  Mortgage loans -- fair value $2,301,866.................     2,231,302
Cash and cash equivalents.................................        90,715
Life insurance policy and investment certificate loans....       417,931
Accounts and notes receivable.............................       563,450
Deferred acquisition costs................................     1,746,291
Consumer loans............................................       296,161
Land, buildings and equipment -- less accumulated
  depreciation, $103,460..................................       213,984
Goodwill -- less accumulated amortization, $83,970........       251,897
Other assets..............................................       199,805
Assets held in segregated asset accounts -- primarily
  common stocks at fair value.............................     8,991,694
                                                            -------------
                                                             $37,351,211
                                                            -------------
                                                            -------------

                  LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Fixed annuity reserves..................................   $18,492,135
  Life and disability insurance reserves..................     3,169,569
  Investment certificate reserves.........................     2,751,825
  Career Distributors' Retirement Plan....................       234,112
  Open securities transactions............................       299,710
  Short-term borrowings...................................       302,894
  Accounts payable, accrued expenses and other
    liabilities...........................................       961,428
  Liabilities related to segregated asset accounts........     8,991,694
                                                            -------------
        Total liabilities.................................    35,203,367
                                                            -------------
Stockholder's Equity:
  Common stock -- $.01 par -- 100 shares authorized,
    issued and outstanding................................            --
  Additional paid-in capital..............................     1,150,119
  Net unrealized appreciation on equity securities........           114
  Retained earnings.......................................       997,611
                                                            -------------
        Total stockholder's equity........................     2,147,844
                                                            -------------
                                                             $37,351,211
                                                            -------------
                                                            -------------
Committments and contingencies

        See accompanying notes to condensed consolidated balance sheet.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    IDS Financial Corporation (hereinafter referred to as IDS) is a wholly owned subsidiary of American Express Company (parent).

    PRINCIPLES OF CONSOLIDATION. The accompanying condensed consolidated balance sheet is prepared in accordance with generally accepted accounting principles. It includes the accounts of IDS and all of its subsidiaries. All material intercompany accounts have been eliminated in consolidation.

    ANNUITY ACCOUNTING. Liabilities for single premium deferred annuities and installment annuities are accumulation values. Liabilities for fixed annuities in benefit status are the present value of future benefits using established industry mortality tables.

    INSURANCE ACCOUNTING. Liabilities for future benefits on traditional life and disability income and health insurance policies are generally calculated using anticipated rates of mortality, morbidity, policy persistency and investment yields. Liabilities for universal life-type life insurance are accumulation values.

    DEFERRED   ACQUISITION  COSTS.    The   costs  of  acquiring  new  business,
principally sales compensation, policy issue costs and underwriting, have been deferred on annuity, life insurance and other long-term products.

    For annuities, the costs are amortized in relation to surrender charge revenue and a portion of the excess of investment income earned from investment of contract considerations over the interest credited to contract owners. For traditional life insurance, and disability income and health insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue. For universal life-type insurance, the costs are amortized over the lives of the policies as a percentage of the estimated gross profits expected to be realized on the policies.

    SEGREGATED ASSET ACCOUNTS.   Assets  and liabilities  related to  segregated
asset accounts represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

    IDS makes contractual mortality assurances to the variable annuity contract owners that the net assets of the segregated asset accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS makes periodic fund transfers to, or withdrawals from, the segregated asset accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS guarantees, for the

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED variable life insurance funds, the cost of the contractual insurance rates and that the death benefit will never be less than the death benefit at the date of issuance.

    INVESTMENT CERTIFICATES. Investment certificates entitle certificate holders, who have either made lump-sum or installment payments, to receive a definite sum of money at maturity. Payments from certificate holders are credited to investment certificate reserves. Investment certificate reserves accumulate at specified percentage rates of accumulation. For certificates that allow for the deduction of a surrender charge, cash surrender values may be less than accumulated investment certificate reserves prior to maturity dates. Investment certificate reserves are maintained for advance payments by certificate holders, additional credits granted and interest accrued on each. The payment distribution, reserve accumulation rates, cash surrender values and reserve values, among other matters, are governed by the Investment Company Act of 1940.

    GOODWILL. Goodwill represents the unamortized excess of cost over the underlying fair value of the net tangible assets of IDS as of the date of acquisition by its parent. Goodwill is being amortized on a straight-line basis over the next 30 years.

    INCOME TAXES. IDS taxable income is included in the consolidated Federal tax return of IDS' parent. Each eligible subsidiary of IDS' parent provides for income taxes on a separate return basis.

    INVESTMENTS. Bonds and notes, mortgage-backed securities, and preferred stocks that either must be redeemed by the issuer or may be redeemed by the issuer at the holder's request are carried at amortized cost. The expected maturities of these investments are, for the most part, matched with the expected payments of fixed annuity, life and disability insurance, and investment certificate future benefits. IDS has the ability to hold these investments to their maturities and has the intent to hold them for the foreseeable future. When there is a decline in value, which is other than temporary, the investments are carried at estimated realizable value.

    Marketable equity securities of IDS and its subsidiaries, other than the life insurance subsidiary, are carried at the lower of aggregate cost or market value. Common and nonredeemable preferred stocks of the life insurance subsidiary are carried at market value. The net unrealized appreciation/ depreciation on such securities is included in stockholder's equity. When there is a decline in value, which is other than temporary, the securities are carried at estimated realizable value.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
    Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokerage firms which deal in mortgage-backed securities.

    INTEREST RATE CAPS. IDS purchases interest rate caps as protection against exposed interest rate positions. Cost is amortized to the expiration dates on a straight-line basis. Benefits are recognized when realized.

    MORTGAGE LOANS. Mortgage loans on real estate are carried at amortized cost less reserve for losses. When credit and economic evaluations of the underlying real estate indicate a loss on the loan is likely to occur, an allowance for such loss is recorded. IDS generally stops accruing interest on loans for which interest payments are delinquent more than three months.

    The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

    LAND, BUILDINGS AND EQUIPMENT. Land, buildings and equipment are carried at cost less accumulated depreciation. IDS generally utilizes the straight-line method of computing depreciation.

2.  QUALIFIED ASSETS AND ASSETS ON DEPOSIT
    IDS' subsidiary, IDS Certificate Company, has issued investment certificates to clients. The terms of the investment certificates and the provisions of the Investment Company Act of 1940 require the maintenance of qualified assets. The carrying value of qualified assets at December 31, 1993 aggregated $2,931,737 and exceeded legal requirements.

    Under the terms of the investment certificates, the Investment Company Act of 1940, depository agreements and the statutes of various states relating to investment certificates, assets are required to be on deposit with the states or authorized depositories. Investments, mortgage loans and other assets on deposit at December 31, 1993, aggregated $2,814,974 and exceeded legal requirements.

    IDS' banking subsidiaries are generally required to maintain reserve balances with the Federal Reserve Bank, the Depository Trust Company and other institutions. Based upon the dollar volumes and types of deposit liabilities, the subsidiaries maintained $1,373 in reserves at December 31, 1993.

3.  INVESTMENTS
    Fair  values of bonds and notes,  mortgage-backed securities, and common and
preferred  stocks   represent  quoted   market   prices  where   available.   In

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

3.  INVESTMENTS -- CONTINUED
the absence of quoted market prices, estimated fair values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings and comparable issues, price estimates and market data from independent brokers.

    Fair values, and gross unrealized gains and losses of investment securities at amortized cost at December 31, 1993 were:

                                                                  Gross         Gross
                                                    Fair        Unrealized   Unrealized
                                     Cost           Value         Gains        Losses
                                 -------------  -------------  ------------  -----------
Mortgage-backed Securities       $  10,697,725  $  10,995,052  $    358,609   $  61,284
Corporate Bonds and Obligations     10,373,609     11,112,009       792,684      54,282
Preferred Stocks                       801,747        839,941        40,851       2,657
State and Municipal Obligations        258,447        283,010        24,602          39
U.S. Government Agency
 Obligations                            24,735         23,842           484       1,377
                                 -------------  -------------  ------------  -----------
Total Investment Securities      $  22,156,263  $  23,253,854  $  1,217,230   $ 119,639
                                 -------------  -------------  ------------  -----------
                                 -------------  -------------  ------------  -----------

    Contractual maturities of debt securities carried at amortized cost as of December 31, 1993 were:

                                                                       Fair
                                                        Cost           Value
                                                    -------------  -------------
Due within 1 year                                   $     553,129  $     558,107
Due after 1 year through 5 years                        2,062,332      2,174,664
Due after 5 years through 10 years                      6,107,705      6,581,514
Due after 10 years                                      2,735,372      2,944,517
                                                    -------------  -------------
                                                       11,458,538     12,258,802
Mortgage-backed Securities                             10,697,725     10,995,052
                                                    -------------  -------------
Total Investment Securities                         $  22,156,263  $  23,253,854
                                                    -------------  -------------
                                                    -------------  -------------

    (The timing of actual receipts will differ from contractual maturities because issuers may call or prepay obligations.)

    At December 31, 1993, IDS had a valuation allowance of $114 reflecting the net unrealized appreciation of equity securities carried at fair value at that date. The amount is net of $160 of gross unrealized appreciation and deferred taxes of $46.

    IDS will implement, effective January 1, 1994, Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

3.  INVESTMENTS -- CONTINUED
and Equity Securities". Under the new rules, debt securities that IDS has both the positive intent and ability to hold to maturity will be carried at amortized cost. Debt securities that IDS does not have the positive intent and ability to hold to maturity, as well as all marketable equity securities, will be classified as available for sale or trading and carried at fair value. Unrealized gains and losses on securities classified as available for sale will be carried as a separate component of Stockholder's Equity. Unrealized holding gains and losses on securities classified as trading will be reported in earnings. The effect of the new rules will be to increase Stockholder's Equity by approximately $200 million, net of taxes, as of January 1, 1994. The measurement of unrealized securities gains (losses) in Stockholder's Equity is affected by market conditions, and therefore, subject to volatility.

    Other securities, at cost, include shares in affiliated mutual funds at December 31, 1993 of $106,131. The fair value was $115,465.

    Included in bonds and notes at December 31, 1993 are interest rate caps at amortized cost of $51,733 with an estimated fair value of $21,117. These interest rate caps carry a notional amount of $5,570,000 and expire on various dates from 1994 to 1998.
4.  SHORT-TERM BORROWINGS
    IDS has lines of credit with various banks totaling $495,000, of which $302,894 was outstanding at December 31, 1993. $75,000 of the amount outstanding was borrowed from a related party. The weighted average interest rate on the borrowings was 3.71% at December 31, 1993.

    IDS has entered into an interest rate swap agreement expiring in 1999 enabling it to convert $21,000 of its variable-rate borrowings to a fixed interest rate of 8.88%. IDS has estimated the cost to terminate the agreement in the current interest rate environment at $2.0 million at December 31, 1993.
5.  RETIREMENT PLANS
    IDS and its subsidiaries have qualified and non-qualified pension plans which cover all permanent employees age 21 and over and certain other employees. Pension benefits generally depend upon length of service, compensation and other factors. Funding of retirement costs for the qualified plan complies with the applicable minimum funding requirements specified by the Employee Retirement Income Security Act of 1974, as amended.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

5.  RETIREMENT PLANS -- CONTINUED
    The funded status of the plans at December 31, 1993 is set forth in the table below:

                                                                        Unfunded
                                                          Funded Plan     Plan
                                                          -----------  -----------
Actuarial present value of benefit obligations:
  Accumulated benefit obligation........................  $   (67,260)  $  (2,283)
                                                          -----------  -----------
                                                          -----------  -----------
  Projected benefit obligation for service rendered to
    date................................................     (107,261)     (7,003)
Fair value of plan assets, primarily invested in bonds
 and equities...........................................      131,637          --
                                                          -----------  -----------
Plan assets in excess of projected benefit obligation...       24,376      (7,003)
Unrecognized prior service cost being recognized over
 14.2 years.............................................       (1,395)      2,978
Unrecognized net (gain) loss from past experience
 different from assumptions and effects of changes in
 assumptions............................................      (10,266)        801
Unrecognized net transition asset being recognized over
 13.7 years.............................................      (10,812)         --
                                                          -----------  -----------
Prepaid (accrued) pension cost included in other
 assets.................................................  $     1,903   $  (3,224)
                                                          -----------  -----------
                                                          -----------  -----------

    The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation of all plans was 7.25%. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation of all plans was 6.0%. The weighted average expected long-term rates of return on plan assets was 9.5%.

    The Career Distributors' Retirement Plan is an unfunded, noncontributory, non-qualified deferred compensation plan for IDS financial planners, district managers and division vice presidents, based on their independent contractor earnings.

    IDS sponsors defined benefit health care plans that provide health care and life insurance benefits to employees and financial planners who retire after having worked five years and attained age 55 while in service with IDS or its subsidiaries. Upon retirement, annual health care premiums will be paid through participant contributions and fixed amounts contributed by IDS

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

5.  RETIREMENT PLANS -- CONTINUED
based on years of service. For employees and financial planners who retired prior to April, 1990, IDS contributes a percentage of their annual health care premiums. The cost of retiree life insurance will be paid entirely by IDS. IDS funds the cost of these benefits as they are incurred.

    The accrued postretirement benefit cost included in other liabilities at December 31, 1993 was $31,883.

    The  weighted  average   discount  rates  used   in  determining  the   1993
postretirement benefit obligation was 7.25. The rate of increase in the per capita cost of covered benefits was assumed to be 13% for 1994; the rate was assumed to decrease one % per year to seven % in 2000 and remain at the level thereafter. An increase in the assumed health care cost trend rates by one percentage point, in each year, would increase the accumulated postretirement benefit obligation as of December 31, 1993 by $1,653.

6.  STOCKHOLDER'S EQUITY
    Various state laws, the Investment Company Act of 1940 and terms of investment certificates restrict the amount of dividends that the subsidiaries may pay to IDS. The amount of net assets of subsidiaries which may be transferred to IDS was approximately $699.

7.  COMMITMENTS AND CONTINGENCIES
    IDS is committed to pay aggregate minimum rentals under noncancelable leases for office facilities and equipment in future years as follows: 1994, $57,313; 1995, $50,341; 1996, $40,737; 1997, $30,572; 1998, $24,337 and an aggregate of
$70,334 thereafter.

    Life insurance in force aggregated $46.1 billion at December 31, 1993, of which $3.0 billion was reinsured. Reinsured risks could become a liability in the event the reinsurers become unable to meet the obligations they have assumed.

    Approved but unused consumer lines of credit aggregated $457,038 at December 31, 1993. Of the amount approved, 95% is in lines of $25 or less, and less than 1% is in lines exceeding $100.

    IDS and certain of its subsidiaries are defendants in various lawsuits. In the opinion of management, the ultimate resolution of these lawsuits, taken in the aggregate, will not materially affect IDS' consolidated financial position.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

8.  CREDIT RISK CONCENTRATIONS
    Concentrations of credit risk of investment securities at cost at December 31, 1993 were:

                                                 On Balance
                                                    Sheet
                                                -------------
By Investment Grade:
  Mortgage-backed Securities                    $  10,697,725
  Aaa/AAA                                             493,228
  Aa/AA                                               288,727
  Aa/A                                                144,222
  A/A                                               2,619,628
  A/BBB                                               671,159
  Baa/BBB                                           5,182,582
  Below Investment Grade                            2,058,992
                                                -------------
                                                $  22,156,263
                                                -------------
                                                -------------

    Mortgage-backed securities are FHLMC, FNMA and GNMA pools which are guaranteed as to principal and interest by agencies of the U.S. Government. Other debt securities are rated by Moody's and Standard & Poors (S&P) except for approximately $2.4 billion which is rated by IDS' analysts using criteria similar to Moody's and S&P. Commitments to purchase investments were $nil at December 31, 1993.

    Concentrations of credit risk of mortgage loans at December 31, 1993 were:

                                             On Balance    Commitments
                                               Sheet       to Purchase
                                            ------------  -------------
Mortgage Loans By Region:
    North Central                           $    896,174   $    36,325
    Atlantic                                     819,082        94,345
    New England                                  162,227        18,130
    South Central                                137,707           900
    Pacific                                      128,311        15,140
    Mountain                                      87,801        14,600
                                            ------------  -------------
                                            $  2,231,302   $   179,440
                                            ------------  -------------
                                            ------------  -------------

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

8.  CREDIT RISK CONCENTRATIONS -- CONTINUED

                                             On Balance    Commitments
                                               Sheet       to Purchase
                                            ------------  -------------
Mortgage Loans By Property Type:
    Apartments                              $    821,645   $    78,560
    Shopping Ctrs/Retail                         705,319        67,355
    Office Buildings                             261,673        15,675
    Industrial Buildings                         253,557         9,250
    Retirement Homes                              85,338         1,000
    Hotels/Motels                                 36,743            --
    Medical Buildings                             30,430         6,100
    Residential                                      142            --
    Other                                         36,455         1,500
                                            ------------  -------------
                                            $  2,231,302  $    179,440
                                            ------------  -------------
                                            ------------  -------------

    Mortgage loans are first mortgages on real estate. IDS' underwriting policy is that at the time of loan origination, the loan amount cannot exceed 75% of appraised value. If a mortgage is in default, IDS can begin foreclosure proceedings. Commitments to purchase mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments is $nil.

    Concentrations of credit risk of unsecured consumer loans at December 31, 1993 were:

                                             On Balance     Approved
                                                Sheet      But Unused
                                             -----------  -------------
Consumer Loans By Region:
    North Central                             $  88,790    $   165,829
    Atlantic                                     76,827        120,307
    Pacific                                      51,707         80,205
    South Central                                34,696         38,637
    New England                                  25,805         27,541
    Mountain                                     18,336         24,519
                                             -----------  -------------
                                              $ 296,161    $   457,038
                                             -----------  -------------
                                             -----------  -------------

    Consumer loans have a variable rate of interest. As a result, the estimated fair value of the consumer loans is approximated to be the carrying value. The estimated fair value of the approved but unused lines of credit is $nil.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

8.  CREDIT RISK CONCENTRATIONS -- CONTINUED
    Included in accounts receivable at December 31, 1993 are interest and dividends receivable on investments of $350,098 and fees receivable from affiliated mutual funds of $25,507.

9.  FAIR VALUES OF FINANCIAL INSTRUMENTS
    The  following  are  fair  values  of  financial  instruments  not presented
elsewhere  in  the  condensed  consolidated  balance  sheet,  and  methods   and
assumptions that were used to estimate these fair values.

    The estimated fair values for short-term financial instruments, such as cash and cash equivalents, short-term borrowings and customers' deposits are approximated to be the carrying amounts disclosed in the condensed consolidated balance sheet.

    The estimated fair value of fixed annuities future policy benefits is based on the status of the annuities at December 31, 1993. The estimated fair value for deferred annuities approximates the carrying amount less any surrender charges and related loans. The estimated fair value for annuities in non-life contingent payout status approximates the present value of projected benefit payments at the rate appropriate for contracts issued in 1993. At December 31, 1993, the carrying amount and fair value of fixed annuities future policy benefits, after excluding life insurance-related contracts carried at $913,127 was $17,579,008 and $16,881,747, respectively. The fair value is net of policy loans of $59,132 at December 31, 1993.

    The estimated fair value of investment certificate reserves is based upon a method appropriate for each class of certificate. The estimated fair value for investment certificates that reprice within a year approximates the carrying value. The estimated fair value for other investment certificates is determined by a discounted cash flow analysis using investment rates currently offered for investment certificates of similar remaining maturities. These amounts are reduced by applicable surrender charges and related loans. At December 31, 1993, the estimated fair value of the investment certificate reserves was $2,694,720, net of certificate loans of $67,429.

    The estimated fair value of liabilities related to segregated asset accounts is the carrying amount less variable insurance contracts carried at $346,276 and surrender charges, if applicable. At December 31, 1993, the estimated fair value of these liabilities was $8,305,209.

10.  RELATED PARTY TRANSACTIONS
    IDS has entered into various related party transactions with its parent and the parent's other affiliates.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

10.  RELATED PARTY TRANSACTIONS -- CONTINUED
    IDS has a reinsurance agreement to assume a single premium life line of business from an affiliated company. The accompanying condensed consolidated balance sheet at December 31, 1993 includes $759,714 of liabilities for future policy benefits related to this agreement.

    IDS has a reinsurance agreement to cede 50% of its long-term care insurance business to an affiliated company. The accompanying condensed consolidated balance sheet at December 31, 1993 includes $44,086 of reinsurance receivables related to this agreement.

    IDS purchased a $35,000 five year secured note from an affiliated company. The note bears a market interest rate, revised semi-annually, which was 8.42% at December 31, 1993.

    Included in other liabilities is $30,420 at December 31, 1993 for federal income taxes payable to the parent.

11.  INCOME TAXES
    At December 31, 1993, the life insurance subsidiary had a policyholders' surplus account balance of $19,032. The policyholders' surplus is only taxable if dividends to shareholders exceed the shareholders' surplus account and/or the company is liquidated. Deferred taxes of $6,661 have not been established because no distributions of such amounts are contemplated.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
IDS Financial Corporation

    We have audited, in accordance with generally accepted auditing standards, the consolidated financial statements of IDS Financial Corporation at December 31, 1993, not presented separately herein, and in our report dated February 3, 1994, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet is fairly stated in all material respects in relation to the consolidated financial statements from which it has been derived.

Ernst & Young LLP
Minneapolis, Minnesota
February 3, 1994

                               FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

EQUITY PORTFOLIO, A SERIES OF
IDS LIFE SERIES FUND, INC.

PROXY/VOTING
INSTRUCTION CARD
___________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard W. Kling and Janis E. Miller, or either of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

1. Election of Board Members         FOR ( )   WITHHELD ( )   EXCEPTION ( )

To vote for all nominees, mark the "FOR" box in item 1. To withhold authority to vote for all nominees, mark the "WITHHELD" box. To withhold authority to vote for any nominee, mark the "EXCEPTION" box and strike a line through the nominee's name.

Five board members are to be elected at the meeting. The nominees are RICHARD W. KLING, EDWARD LANDES, JANIS E. MILLER, CARL N. PLATOU,
GORDON H. RITZ.


2. Ratification of                       FOR ( )   AGAINST ( )   ABSTAIN ( )
   Independent Auditors

3. Approval of a Change in               FOR ( )   AGAINST ( )   ABSTAIN ( )
   Investment Policies to Permit
   the Fund to Invest All its
   Assets in Another Investment
   Company

4. Approval of Changes in     FOR each policy     ( )  AGAINST ( )  ABSTAIN ( )
   Fundamental Investment     listed below (except     ALL          ALL
   Policies                   as marked to the
                              contrary)

If you do NOT wish to approve a policy change, please check the appropriate box below:
( )  A. Margin/Sell Short                   ( )  E. Real Estate
( )  B. Investment Companies                ( )  F. Commodities
( )  C. Control or Manage                   ( )  G. Exploration/Development
( )  D. Cash Loans                          ( )  H. Illiquid Securities

5. Approval of an Amendment to           FOR ( )   AGAINST ( )   ABSTAIN ( )
   the Fund's Articles of
   Incorporation

                               FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

GOVERNMENT SECURITIES PORTFOLIO, A SERIES OF
IDS LIFE SERIES FUND, INC.

PROXY/VOTING
INSTRUCTION CARD
___________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard W. Kling and Janis E. Miller, or either of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

1. Election of Board Members             FOR ( )   WITHHELD ( )   EXCEPTION ( )

To vote for all nominees, mark the "FOR" box in item 1. To withhold authority to vote for all nominees, mark the "WITHHELD" box. To withhold authority to vote for any nominee, mark the "EXCEPTION" box and strike a line through the nominee's name.

Five board members are to be elected at the meeting. The nominees are RICHARD W. KLING, EDWARD LANDES, JANIS E. MILLER, CARL N. PLATOU,
GORDON H. RITZ.


2. Ratification of                       FOR ( )   AGAINST ( )   ABSTAIN ( )
   Independent Auditors

3. Approval of a Change in               FOR ( )   AGAINST ( )   ABSTAIN ( )
   Investment Policies to Permit
   the Fund to Invest All its
   Assets in Another Investment
   Company

4. Approval of Changes in     FOR each policy      ( )  AGAINST ( )  ABSTAIN ( )
   Fundamental Investment     listed below (except      ALL          ALL
   Policies                   as marked to the
                              contrary)


If you do NOT wish to approve a policy change, please check the appropriate box below:
( )  A. Margin/Sell Short                   ( )  I. Pledge Assets
( )  B. Investment Companies                ( )  M. Real Estate
( )  C. Control or Manage                   ( )  N. Commodities
( )  D. Cash Loans

5. Approval of an Amendment to           FOR ( )   AGAINST ( )   ABSTAIN ( )
   the Fund's Articles of
   Incorporation

                               FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

INCOME PORTFOLIO, A SERIES OF
IDS LIFE SERIES FUND, INC.

PROXY/VOTING
INSTRUCTION CARD
___________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard W. Kling and Janis E. Miller, or either of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

1. Election of Board Members             FOR ( )   WITHHELD ( )   EXCEPTION ( )

To vote for all nominees, mark the "FOR" box in item 1. To withhold authority to vote for all nominees, mark the "WITHHELD" box. To withhold authority to vote for any nominee, mark the "EXCEPTION" box and strike a line through the nominee's name.

Five board members are to be elected at the meeting. The nominees are RICHARD W. KLING, EDWARD LANDES, JANIS E. MILLER, CARL N. PLATOU,
GORDON H. RITZ.


2. Ratification of                       FOR ( )   AGAINST ( )   ABSTAIN ( )
   Independent Auditors

3. Approval of a Change in               FOR ( )   AGAINST ( )   ABSTAIN ( )
   Investment Policies to Permit
   the Fund to Invest All its
   Assets in Another Investment
   Company

4. Approval of Changes in     FOR each policy      ( )  AGAINST ( )  ABSTAIN ( )
   Fundamental Investment     listed below (except      ALL          ALL
   Policies                   as marked to the
                              contrary)

If you do NOT wish to approve a policy change, please check the appropriate box below:
( )  A. Margin/Sell Short                   ( )  E. Real Estate
( )  B. Investment Companies                ( )  F. Commodities
( )  C. Control or Manage                   ( )  G. Exploration/Development
( )  D. Cash Loans                          ( )  H. Illiquid Securities

5. Approval of an Amendment to
   the Fund's Articles of
   Incorporation                         FOR ( )   AGAINST ( )   ABSTAIN ( )

                               FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

MANAGED PORTFOLIO, A SERIES OF
IDS LIFE SERIES FUND, INC.

PROXY/VOTING
INSTRUCTION CARD
___________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard W. Kling and Janis E. Miller, or either of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

1. Election of Board Members             FOR ( )   WITHHELD ( )   EXCEPTION ( )

To vote for all nominees, mark the "FOR" box in item 1. To withhold authority to vote for all nominees, mark the "WITHHELD" box. To withhold authority to vote for any nominee, mark the "EXCEPTION" box and strike a line through the nominee's name.

Five board members are to be elected at the meeting. The nominees are RICHARD W. KLING, EDWARD LANDES, JANIS E. MILLER, CARL N. PLATOU,
GORDON H. RITZ.


2. Ratification of                       FOR ( )   AGAINST ( )   ABSTAIN ( )
   Independent Auditors

3. Approval of a Change in               FOR ( )   AGAINST ( )   ABSTAIN ( )
   Investment Policies to Permit
   the Fund to Invest All its
   Assets in Another Investment
   Company

4. Approval of Changes in     FOR each policy      ( )  AGAINST ( )  ABSTAIN ( )
   Fundamental Investment     listed below (except      ALL          ALL
   Policies                   as marked to the
                              contrary)

If you do NOT wish to approve a policy change, please check the appropriate box below:
( )  A. Margin/Sell Short                   ( )  I. Pledge Assets
( )  B. Investment Companies                ( )  J. Start Up Companies
( )  C. Control or Manage                   ( )  K. Real Estate
( )  D. Cash Loans                          ( )  L. Commodities

5. Approval of an Amendment to           FOR ( )   AGAINST ( )   ABSTAIN ( )
   the Fund's Articles of
   Incorporation

                               FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

MONEY MARKET PORTFOLIO, A SERIES OF
IDS LIFE SERIES FUND, INC.

PROXY/VOTING
INSTRUCTION CARD
___________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard W. Kling and Janis E. Miller, or either of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

1. Election of Board Members             FOR ( )   WITHHELD ( )   EXCEPTION ( )

To vote for all nominees, mark the "FOR" box in item 1. To withhold authority to vote for all nominees, mark the "WITHHELD" box. To withhold authority to vote for any nominee, mark the "EXCEPTION" box and strike a line through the nominee's name.

Five board members are to be elected at the meeting. The nominees are RICHARD W. KLING, EDWARD LANDES, JANIS E. MILLER, CARL N. PLATOU,
GORDON H. RITZ.


2. Ratification of                       FOR ( )   AGAINST ( )   ABSTAIN ( )
   Independent Auditors

3. Approval of a Change in               FOR ( )   AGAINST ( )   ABSTAIN ( )
   Investment Policies to Permit
   the Fund to Invest All its
   Assets in Another Investment
   Company

4. Approval of an Amendment to           FOR ( )   AGAINST ( )   ABSTAIN ( )
   the Fund's Articles of
   Incorporation